EXHIBIT 10.7

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of March 11, 2013 (as amended, restated or otherwise modified from time to time, this “Agreement”) made by Viggle Inc., a Delaware corporation (the “Company”), and each of the undersigned subsidiaries of the Company (each, a “Grantor” and collectively with the Company, the “Grantors”), in favor of Robert F.X. Sillerman, a resident of the State of New York, in his capacity as collateral agent (in such capacity, the “Collateral Agent”) to the Holder of Notes (as such term is defined in the Exchange Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Exchange Agreement”).

RECITALS

WHEREAS, the Company and the Investor (as defined in the Exchange Agreement) are parties to the Exchange Agreement, pursuant to which the Company agreed to issue, and the Investor agreed to acquire, a secured convertible note (as such note may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Exchange Note”) and Common Shares (as defined in the Exchange Agreement);

WHEREAS, each of the Grantors (other than the Company) (collectively, the “Guarantors”) is required to execute and deliver one or more guarantees (each, a “Guaranty”) in favor of the Investor with respect to the Company’s payment obligations under the Exchange Note;

WHEREAS, it is a condition precedent to the Investor acquiring the Exchange Notes and Common Shares under the Exchange Agreement that the Grantors execute and deliver to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Investor of a security interest in all or substantially all personal property of each Grantor to secure all of the Company’s payment obligations under the Exchange Note (as defined below) and the Guarantors’ payment obligations under any such Guaranty, as applicable;

WHEREAS, the Company is also party to that certain Term Loan Agreement, dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the “Deutsche Loan Agreement”), with Deutsche Bank Trust Company Americas (“Bank”) and to that certain Amended and Restated Line of Credit Grid Promissory Note by and between the Company and Sillerman Investment Company II LLC (the “First Line”).  Payment of amounts under the Exchange Note are subordinate to payment of the obligations and liabilities under the Deutsche Loan Agreement and the First Line, and accordingly, the Collateral Agent has agreed that it shall not exercise its rights hereunder until all amounts have been paid under both the Deutsche Loan Agreement and the First Line; and

WHEREAS, the Grantors have determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Grantors.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Investor to perform his obligations under the Exchange Agreement, each Grantor agrees with the Collateral Agent, for the benefit of the Investor, as follows:

SECTION 1. Definitions.

(a) Reference is hereby made to the Exchange Agreement and the Exchange Note for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Exchange Agreement, the Exchange Note or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York or such other applicable jurisdiction (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

(b) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Copyright Licenses” means all written licenses, contracts or other agreements  naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright.

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” shall have the meaning set forth in the Exchange Note.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights).

“Notes” has the meaning ascribed to such term in the Exchange Agreement.

“Patent Licenses” means all written licenses, contracts or other agreements  naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or governmental authority.

“Pledged Companies” means each Grantor (other than the Company).

“Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Capital Stock, the right to receive any certificates representing any of the Capital Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies, as may be amended, restated, supplemented, or otherwise modified from time to time.

“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, as may be amended, restated, supplemented, or otherwise modified from time to time.

“Trademark Licenses” means all written licenses, contracts or other agreements naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2. Grant of Security Interest.  As collateral security for all of the “Obligations” (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing security interest in, all of the following personal property and assets of each Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a) all Accounts;

(b) all Chattel Paper (whether tangible or electronic);

(c) all Deposit Accounts, all cash and other property from time to time deposited therein;

(d) all Documents;

(e) all Equipment;

(f) all Fixtures;

(g) all General Intangibles (including, without limitation, all Payment Intangibles);

(h) all Goods;

(i) all Instruments (including, without limitation, Promissory Notes and each certificated Security);

(j) all Inventory;

(k) all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Interests, Pledged Operating Agreements and Pledged Partnership Agreements);

(l) all Copyrights, Patents and Trademarks, and all Licenses;

(m) all Letter-of-Credit Rights;

(n) all Supporting Obligations; and

(o) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case, howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding anything herein to the contrary, the security interest created by this Agreement, and the term “Collateral,” shall expressly exclude any Pledged Interests, Pledged Operating Agreements, Pledged Partnership Agreements or other Capital Stock (i) of any Subsidiary that is organized under the laws of a jurisdiction other than the United States, any of the states thereof or the District of Columbia or (ii) that are issued by, or are constituent or other organizational documents of, any Person that is not a Subsidiary.

Notwithstanding anything herein to the contrary, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, (a) any lease, license, contract, property rights or agreement to which any Grantor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement; (b) any Intellectual Property registrations owned and applications for Intellectual Property registrations to be owned, jointly by a Grantor and a Person other than a Grantor, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto; (c) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien if the contract or other agreement in which such Lien is granted (or the documentation providing for such Lien) validly prohibits the creation of any other Lien on such assets; (d) any intent-to-use Trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein; and (e) in the case of any Collateral that consists of general or limited partnership interests in a general or limited partnership, the security interest hereunder shall be deemed to be created only to the maximum extent permitted under the applicable organizational instrument pursuant to which such partnership is formed; and in no event shall any Grantor be required to take any actions to perfect the security interest in any of its assets (including Intellectual Property) located outside the United States.

SECTION 3. Security for Obligations. (a) The security interest created hereby in the Collateral constitutes continuing collateral security for, so long as the Exchange Note is outstanding, (i) the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it under the Exchange Note, and (ii) in the case of any Guarantors, the payment by such Grantors, as and when due and payable of all “Guaranteed Obligations” under (and as defined in) each Guaranty (if any), as applicable, (clauses (i) and (ii) are collectively referred to herein as the “Obligations”).

(b)           The Company is party to the First Line.  Payment of amounts under the Exchange Note are subordinate to payment of the First Line, and accordingly, the Collateral Agent agrees that it shall not exercise its rights hereunder until all amounts have been paid under the First Line.

(c)           The Company is party to the Deutsche Loan Agreement.  This Agreement and the Liens securing the Obligations are subordinate in the manner and to the extent set forth in that certain Subordination Agreement, dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the “Subordination Agreement”), by and among the Company, Bank, the Collateral Agent, the Investor and Sillerman Investment Company II LLC, to the indebtedness (including interest) owed by the Company to Bank under the Deutsche Loan Agreement, and each party hereto irrevocably agrees to be bound by the provisions of the Subordination Agreement.  The Collateral Agent further agrees that it shall not exercise its rights hereunder until all amounts have been paid under the Deustche Loan Agreement.

SECTION 4. Representations and Warranties.  Each Grantor represents and warrants as of the date of this Agreement as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for the grant by each Grantor of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule II hereto, all of which financing statements have been or will be duly filed and are or will be in full force and effect, (B) with respect to Deposit Accounts, and all cash and other property from time to time deposited therein, for the execution of a deposit account control agreement with the depository institution with which such account is maintained granting control over such account, cash and property to the Collateral Agent, (C) with respect to Commodity Contracts, for the execution of a control agreement with the commodity intermediary with which such commodity contract is carried, (D) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of an appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (E) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (F) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, for the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Code as in effect in the applicable jurisdiction, (G) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Commodity Contracts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (H) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral.

(c) This Agreement creates in favor of the Collateral Agent a valid and enforceable security interest in the Collateral, as security for the Obligations (except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies).

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

(a) Further Assurances.  Each Grantor shall at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to:  (i) perfect and protect the security interest purported to be created hereby; or (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral.

(b) Insurance. Each Grantor shall, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.  To the extent requested by the Collateral Agent at any time and from time to time, each such policy shall name the Collateral Agent as an additional insured party and/or loss payee, as applicable, thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as its interests may appear.  Any Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.

(c) Provisions Concerning the Accounts and the Licenses.  Each Grantor shall give the Collateral Agent at least 5 days’ prior written notice of any change in such Grantor’s name, identity, organizational structure or jurisdiction of incorporation, organization or formation.

(d) Intellectual Property.  If applicable, each Grantor shall duly execute and deliver the applicable Assignment for Security in the form attached hereto as Exhibit A.  Each Grantor (either itself or through licensees) shall take all action necessary to maintain all of the material Intellectual Property in full force and effect, and each Grantor shall not do any act or knowingly omit to do any act whereby any material Intellectual Property may become invalidated; provided, however, no Grantor shall have an obligation to use or to maintain any Intellectual Property (i) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (ii) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (iii) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement. Each Grantor shall furnish to the Collateral Agent from time to time upon its reasonable (but not more frequently than on a quarterly basis) request statements and schedules identifying and describing the material Intellectual Property and material Licenses in connection with the Intellectual Property and Licenses, all in reasonable detail and promptly upon request of the Collateral Agent.

SECTION 6. Remedies Upon Event of Default. If any Event of Default shall have occurred and be continuing upon prior written notice to the Company:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.

(b) Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against all or any part of the Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the satisfaction in full of all of the Obligations shall be paid over to the Company or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Buyers are legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

SECTION 7. Notices, Etc. All notices and other communications provided for hereunder (a) shall be given in the form and manner set forth in the Securities Purchase Agreement and (b) shall be delivered (i) in the case of notice or other communications to any Grantor, by delivery of such notice to the Company to its address, facsimile number or e-mail address specified in the Securities Purchase Agreement or at such other address, facsimile number or e-mail address as shall be designated by the Company in a written notice to the Collateral Agent in accordance with the provisions thereof or (ii) in the case of notice or other communications to the Collateral Agent, by delivery of such notice to the Collateral Agent to its address, facsimile number or e-mail address set forth below or at such other address as shall be designated by the Collateral Agent in a written notice to the Company, with a copy thereof to each Buyer in accordance with the provisions of the Securities Purchase Agreement.

If to the Collateral Agent:

Robert F.X. Sillerman
902 Broadway, 11th Floor, New York, NY 10010

SECTION 8. Miscellaneous.

(a) Upon satisfaction in full of the Obligations, (i) this Agreement and the security interests created hereby shall automatically terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent shall, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(b) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(d) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(f) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(g) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement.

(h) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).

(i) THIS AGREEMENT REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES SOLELY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATER HEREOF. No provision of this Agreement may be amended other than by an instrument in writing signed by each Grantor and the Collateral Agent at the direction of the Required Holders. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that all of the Required Holders may direct the Collateral Agent to provide a waiver hereunder.

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

VIGGLE INC.

By:
Name:
Title:

ACCEPTED BY:

Robert F.X. Sillerman, as the Collateral Agent

By:
Name:
Title: